                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): May 5, 1999
                                                  ------------------------------


                       Shelby Williams Industries, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      001-09457                62-0974443
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                File number)           Identification No.)


11-111 Merchandise Mart, Chicago, Illinois                          60654
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (312) 527-3593
                                                    ----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. Other Events.

     On May 5, 1999 Shelby Williams Industries, Inc. (the "Registrant") entered into an Agreement and Plan of Merger by and among Falcon Products, Inc. ("Falcon"), SY Acquisition, Inc., a wholly-owned subsidiary of Falcon ("SY Acquisition"), and the Registrant (the "Merger Agreement"), pursuant to which
(a) SY Acquisition commenced a cash tender offer (the "Offer") on May 12, 1999 for all outstanding shares of common stock of the Registrant (the "Shares") at $16.50 per share; and (b) as soon as reasonably practicable after the consummation of the Offer, SY Acquisition will merge with and into the Registrant, with the Registrant being the surviving corporation of the merger (the "Merger"). In the Merger, all shares held by any person (other than by SY Acquisition, Registrant, Falcon Fanuc or their respective subsidiaries) shall be converted into the amount of cash paid by SY Acquisition for a Share in the Offer. Immediately after the Merger, the Registrant will become the wholly-owned subsidiary of Falcon. If the Merger Agreement is terminated under certain circumstances, the Registrant agreed to pay Falcon a termination fee of up to $4.75 million. The Offer is subject to the satisfaction of certain conditions contained in the Merger Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)   Exhibits

          10.1 Agreement and Plan of Merger among Falcon Products, Inc., SY Acquisition, Inc. and Shelby Williams Industries, Inc., dated as of May 5, 1999. (Incorporated herein by reference to Exhibit 1 to the Registrant's Solicitation/Recommendation Statement on Form 14D-9 dated May 12, 1999.)

          10.2 Press Release issued by the Registrant and Falcon dated May 6, 1999. (Incorporated herein by reference to Exhibit 6 to the Registrant's Solicitation/Recommendation Statement on Form 14D-9 dated May 12, 1999.)

                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 12, 1999

                                 SHELBY WILLIAMS INDUSTRIES, INC.


                                 By: /s/ Paul N. Steinfeld
                                     -------------------------------------------
                                     Name:  Paul N. Steinfeld
                                     Title: Chairman and Chief Executive Officer

                                     INDEX

Exhibit
Number    Description of Document
-------   -----------------------
10.1      Agreement and Plan of Merger among Falcon Products, Inc., SY
          Acquisition, Inc. and Shelby Williams Industries, Inc., dated as of
          May 5, 1999. (Incorporated herein by reference to Exhibit 1 to the
          Registrant's Solicitation/Recommendation Statement on Form 14D-9
          dated May 12, 1999.)

10.2      Press Release issued by the Registrant and Falcon dated May 6, 1999.
          (Incorporated herein by reference to Exhibit 6 to the Registrant's
          Solicitation/Recommendation Statement on Form 14D-9 dated
          May 12, 1999.)